                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 10-L

                              QUALITY DINING, INC.
                              RELATED PARTY LEASES

                                                                       Lease             Expiration Date         Annual
                 Location:                                          Commencement                of                Base
Store #        Burger King                   Landlord                   Date              Initial Term           Rental
-------      -------------          --------------------------      ------------         ---------------       ----------
             Indiana
467          Michigan City          Bendan Properties                 3-Sep-1986           30-Sep-2006             85,407
4124         Plymouth               Bendan Properties                22-Jun-1984           30-Jun-2004             52,592
4216         Mishawaka              Bendan Properties                29-Aug-1984           31-Aug-2004             63,043
4276         Goshen                 Bendan Properties                25-Oct-1984           31-Oct-2004             80,491
4435         LaPorte                F & S Realty                     26-Mar-1985           31-Mar-2005             73,900
4505         Mishawaka              Bendan Properties                15-May-1985           31-May-2005             75,322
5250         Fort Wayne             B.K. Fort Wayne Properties       18-Aug-1986           31-Aug-2006             58,632
5298         Mishawaka              Bendan Properties                19-Sep-1986           30-Sep-2006             73,251
5323         Fort Wayne             B.K. Fort Wayne Properties        3-Nov-1986           30-Nov-2006             78,242
5397         Warsaw                 Bendan Properties                22-Nov-1986           30-Nov-2006             69,873
5398         South Bend             Bendan Properties                 8-Jan-1987           31-Jan-2007             82,033
5413         Fort Wayne             B.K. Fort Wayne Properties       15-Jun-1987           30-Jun-2007             54,960
5753         Fort Wayne             B.K. Fort Wayne Properties       26-Oct-1987           31-Oct-2007             95,004
5790         Fort Wayne             B.K. Fort Wayne Properties        1-Dec-1987           31-Dec-2007             94,000
6389         Columbia City          B.K. Fort Wayne Properties       16-Apr-1989           30-Apr-2009             94,500
6485         Angola                 B.K. Fort Wayne Properties       14-Jun-1989           30-Jun-2009             94,500
6574         South Bend             Bendan Properties                26-Sep-1989           30-Sep-2009             72,090
6622         South Bend             Bendan Properties                13-Dec-1989           31-Dec-2009             94,497
7014         Bluffton               B.K. Fort Wayne Properties       10-Dec-1990           10-Dec-2010             84,375
7055         South Bend             Bendan Properties                21-Jan-1991           21-Jan-2011            111,675
7060         Kendallville           B.K. Fort Wayne Properties       11-Apr-1991           11-Apr-2011             74,250
7433         Goshen                 Bendan Properties                 1-Jul-1992            1-Jul-2012             86,400
8448         South Bend             Silver Creek Plaza, Inc.         27-May-1994           31-May-2009            115,092
10568        Goshen                 F & S Realty                     20-Feb-1997           28-Feb-2007             40,000
                                                                                                               ----------
             Total                                                                                              1,904,129
             Michigan
328          Benton Harbor          Bendan Properties                15-Feb-1983           14-Feb-2008            103,121
1606         St. Joseph             Bendan Properties                31-Dec-1986           31-Dec-2006            108,154
3172         Benton Harbor          J & B Realty                     24-Aug-1981           31-Aug-2010             68,107
2624         Woodhaven              Fitzpatrick Properties           23-Oct-1985           31-Oct-2005             95,200
4102         Highland               Fitzpatrick Properties           30-May-1984           30-Apr-2004             72,026
300          Muskegon               B.K. Muskegon Properties          1-Jul-1984           30-Jun-2009             72,884
458          Norton Shores          B.K. Muskegon Properties          1-Jul-1984           30-Jun-2009             66,536
5118         Hartland               Fitzpatrick Properties            9-May-1986           31-May-2006             77,211
5193         Stevensville           Bendan Properties                19-Jun-1986           30-Jun-2006             72,807
5188         Muskegon               B.K. Muskegon Properties          1-Jul-1986           31-Jul-2006             68,993
5603         Howell                 Fitzpatrick Properties            6-Jul-1987           31-Jul-2007             78,300
5988         Fremont                B.K. Muskegon Properties         14-Apr-1988           30-Apr-2008             78,100
5987         South Haven            Bendan Properties                 5-May-1988           31-May-2008             74,000
810          Taylor                 Fitzpatrick Properties           12-Sep-1989           30-Sep-2009             87,750
6843         Whitehall              B.K. Muskegon Properties          6-Jul-1990           31-Jul-2010             92,475
7113         Dowagiac               Bendan Properties                10-Apr-1991           10-Apr-2011             74,250
988          Brighton               Fitzpatrick Properties           17-Sep-1992           17-Sep-2012            121,500
2148         Southfield             Fitzpatrick Properties           21-May-2003           17-Sep-2008             99,020
6296         Taylor                 Fitzpatrick Properties           21-May-2003           28-Dec-2008             46,724
                                                                                                               ----------
             Total                                                                                              1,557,158
                                                                                                               ----------
             Total Rent Payments                                                                                3,461,287
                                                                                                               ==========